Exhibit 99.1


                 Cash America Reports Second Quarter Earnings up
                        40 Percent and Declares Dividend


    FORT WORTH, Texas--(BUSINESS WIRE)--July 21, 2005--Cash America International, Inc. (NYSE:CSH) announced today that income from continuing operations for the second quarter ended June 30, 2005 was up 40% compared to the same period last year. Income from continuing operations for the 2005 period was $6,900,000 (23 cents per share) after the effect of a $280,000 after-tax charge from foreign currency conversion in the quarter equal to 1 cent per share. Prior year income from continuing operations for the same period of 2004 was $4,926,000 (17 cents per share).
    Total revenue for the second quarter of 2005 was up 32% to $133.6 million, from $101.1 million last year. The strong growth in revenue was generated from a 39% increase in combined service charges and fees on pawn loans and fees on cash advance products which benefited from higher outstanding balances and the acquisition of a 41 store chain of lending locations in the fourth quarter of 2004. In addition, revenue from the sale of merchandise in the second quarter was up 26% over the same period in the prior year. These components led to a 36% increase in net revenue for the second quarter of 2005 in comparison to the same period in 2004, as the profit margin on merchandise sold was higher in the current year second quarter compared to the prior year. Consolidated same store net revenue was up 10% for the three-month period ended June 30, 2005 over the same period in 2004.
    Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, "We enjoyed the benefit of rising levels of lending assets during the second quarter which led to solid performance in fees and service charges on loans and cash advances. In addition, we were successful in improving sales levels from the first quarter and benefited from higher profit margins on merchandise sold, all of which combined to contribute to the strong top line quarter. We are beginning to enjoy the benefits of the 145 lending locations added over the last twelve months through both start-ups and acquisitions."
    For the first six months of fiscal year 2005, Cash America produced an increase in income from continuing operations of 34% to $18,802,000 (62 cents per share) compared to $14,068,000 (48 cents per share) in the same period for the prior year. The increase was achieved on a 28% increase in total revenue, which reached $278,558,000 in the first six months of 2005 compared to $218,161,000 in the first six months of the prior year.
    Cash America will host a conference call to discuss the second quarter results on Thursday, July 21st at 3:45 PM CDT. A live web cast of the call will be available on the Investor Relations section of the Company's corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.
    Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.025 (2.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on August 3, 2005, and will be paid at the close of business on August 17, 2005.

    Forward Looking Statements

    As management approaches the last half of fiscal year 2005 it expects the growth in revenue to be largely governed by the growth in lending assets, particularly pawn loans and short-term cash advances. Demand for these products is influenced by economic factors which impact our customers' needs to satisfy immediate capital requirements. In the current economic environment, the demand for the products has been strong and management assumes that these trends will continue. Another factor influencing revenue is regulatory requirements that could restrict customers from qualifying for certain short-term cash advances. Management has developed alternative credit services to assist customers who are unable to qualify for loans from certain lenders due to more restrictive regulatory requirements. The Company began offering these credit services in most of its lending locations affected by this regulatory change early in the third quarter. Remaining lending locations will be transitioned to different regulatory oversight or will be reviewed for other potential alternative products. In management's opinion, these changes will cause revenue levels in some markets to fall but management anticipates that this will mostly be mitigated by continued demand in unaffected markets and the development of new units opened over the last twelve months. In addition, management expects there to be transitional expenses related to the implementation of these new services and programs. Based on the preceding factors, management expects third quarter income from continuing operations to be between 27 cents and 30 cents per share in 2005 compared to 17 cents per share last year. Full year 2005 earnings per share from income from continuing operations are expected to range between $1.45 and $1.50 per share compared to $1.18 per share in fiscal year 2004.
    Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 863 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 456 locations in 21 states under the brand names Cash America Pawn and SuperPawn. The Company also offers short-term cash advances in many of its U.S. locations including 271 locations that offer this service under the brand names Cash America Payday Advance and Cashland. In addition, check cashing services are provided through its 136 franchised and Company-owned "Mr. Payroll" check cashing centers.

    This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries ("the Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, changes to the products and services the Company makes available to consumers, the actions of third parties who offer products and services at the Company's locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, the enactment, change or interpretation of tax and other laws and governmental rules and regulations applicable to the Company's business, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes", "estimates", "plans", "expects", "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.



          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
           HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                (in thousands, except per  share data)

                              Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                              ------------------- -------------------
                                  2005      2004      2005      2004
                              --------- --------- --------- ---------

Consolidated Operations:
 Total revenue                $133,569  $101,143  $278,558  $218,161
 Net revenue                   $94,630   $69,805  $191,664  $145,994
 Total operating expenses      $81,074   $59,914  $156,856  $119,557

 Income from operations        $13,556    $9,891   $34,808   $26,437

 Income from continuing
  operations before income
  taxes                        $11,042    $7,877   $29,891   $22,331

 Income from Continuing
  Operations                    $6,900    $4,926   $18,802   $14,068

 Income from Discontinued
  Operations                       $--    $2,413       $--    $4,661

 Net Income                     $6,900    $7,339   $18,802   $18,729

 Earnings per share:
   Basic -
     Income from continuing
      operations                 $0.24     $0.17     $0.64     $0.50
     Net income                  $0.24     $0.26     $0.64     $0.66
   Diluted -
     Income from continuing
      operations                 $0.23     $0.17     $0.62     $0.48
     Net income                  $0.23     $0.25     $0.62     $0.64

 Weighted average shares:
   Basic                        29,219    28,254    29,275    28,247
   Diluted                      30,079    29,443    30,256    29,448




          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                  (in thousands, except share data)

                                            June 30,
                                     -------------------- December 31,
                                       2005         2004      2004
                                     ---------- --------- ------------
                                         (Unaudited)
Assets

 Current assets:
   Cash and cash equivalents           $11,771    $9,081      $15,103
   Pawn loans                          116,046    87,427      109,353
   Cash advances, net                   42,742    27,972       36,490
   Merchandise held for disposition,
    net                                 61,846    47,317       67,050
   Finance and service charges
    receivable                          19,666    15,365       20,458
   Other receivables and prepaid
    expenses                            12,480     7,404       10,547
   Income taxes recoverable              1,064        --           --
   Deferred tax assets                  11,293     7,820        9,293
   Current assets of discontinued
    operations                              --    84,618           --
                                     ---------- --------- ------------

     Total current assets              276,908   287,004      268,294

 Property and equipment, net            91,224    71,495       87,612
 Goodwill                              167,190   104,373      164,073
 Intangible assets, net                 23,078     4,206       24,361
 Other assets                           10,464     1,611       10,825
 Non-current assets of discontinued
  operations                                --    30,584           --
                                     ---------- --------- ------------

     Total assets                     $568,864  $499,273     $555,165
                                     ========== ========= ============

Liabilities and Stockholders' Equity

 Current liabilities:
   Accounts payable and accrued
    expenses                           $31,004   $29,794      $33,854
   Customer deposits                     6,388     4,899        5,686
   Income taxes currently payable           --     1,411        2,505
   Current portion of long-term debt    16,786     8,286       16,786
   Current liabilities of
    discontinued operations                 --     3,499           --
                                     ---------- --------- ------------
     Total current liabilities          54,178    47,889       58,831

 Deferred tax liabilities               12,654     5,957       10,999
 Other liabilities                       1,437     1,487        1,559
 Long-term debt                        152,421   134,691      149,840
 Non-current liabilities of
  discontinued operations                   --    14,593           --

 Stockholders' equity:
   Common stock, $.10 par value per
    share, 80,000,000 shares
    authorized, 30,235,164 shares
    issued                               3,024     3,024        3,024
   Additional paid-in capital          155,357   143,252      154,294
   Retained earnings                   205,219   159,382      187,860
   Accumulated other comprehensive
    income                                  --     8,085           --
   Notes receivable secured by common
    stock                               (2,488)   (2,488)      (2,488)
   Treasury shares, at cost
    (1,108,189 shares, 1,987,207
    shares and 938,386 shares at June
    30, 2005 and 2004, and December
    31, 2004, respectively)            (12,938)  (16,599)      (8,754)
                                     ---------- --------- ------------

      Total stockholders' equity       348,174   294,656      333,936
                                     ---------- --------- ------------

      Total liabilities and
       stockholders' equity           $568,864  $499,273     $555,165
                                     ========== ========= ============




          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data)

                                Three Months Ended  Six Months Ended
                                      June 30,           June 30,
                                ------------------- -----------------
                                     2005     2004     2005     2004
                                ---------- -------- -------- --------
                                              (Unaudited)

Revenue
 Finance and service charges      $32,577  $25,355  $66,496  $52,227
 Proceeds from disposition of
  merchandise                      65,333   51,695  144,074  118,743
 Cash advance fees                 33,376   22,061   61,686   41,717
 Check cashing royalties and
  fees                              2,283    2,032    6,302    5,474
                                ---------- -------- -------- --------

Total Revenue                     133,569  101,143  278,558  218,161

Cost of Revenue
 Disposed merchandise              38,939   31,338   86,894   72,167
                                ---------- -------- -------- --------

Net Revenue                        94,630   69,805  191,664  145,994
                                ---------- -------- -------- --------

Expenses
 Operations                        54,027   40,892  107,700   82,460
 Cash advance loss provision       10,769    5,375   16,403    8,419
 Administration                    10,604    9,583   21,513   20,690
 Depreciation and amortization      5,674    4,064   11,240    7,988
                                ---------- -------- -------- --------

Total Expenses                     81,074   59,914  156,856  119,557
                                ---------- -------- -------- --------

Income from Operations             13,556    9,891   34,808   26,437

 Interest expense                   2,490    2,051    4,827    4,182
 Interest income                     (407)     (37)    (825)     (76)
 Foreign currency transaction
  losses                              431       --      915       --
                                ---------- -------- -------- --------

Income from Continuing
 Operations before Income Taxes    11,042    7,877   29,891   22,331
 Provision for income taxes         4,142    2,951   11,089    8,263
                                ---------- -------- -------- --------

Income from Continuing
 Operations                         6,900    4,926   18,802   14,068
                                ---------- -------- -------- --------

 Income from discontinued
  operations before income
  taxes                                --    3,456       --    6,688
 Provision for income taxes            --    1,043       --    2,027
                                ---------- -------- -------- --------

 Income from discontinued
  operations                           --    2,413       --    4,661
                                ---------- -------- -------- --------

Net Income                         $6,900   $7,339  $18,802  $18,729
                                ========== ======== ======== ========

Earnings Per Share:

 Basic -
  Income from continuing
   operations                       $0.24    $0.17    $0.64    $0.50
  Income from discontinued
   operations                         $--    $0.09      $--    $0.17
  Net income                        $0.24    $0.26    $0.64    $0.66

 Diluted -
  Income from continuing
   operations                       $0.23    $0.17    $0.62    $0.48
  Income from discontinued
   operations                         $--    $0.08      $--    $0.16
  Net income                        $0.23    $0.25    $0.62    $0.64

Weighted average common shares
 outstanding:

 Basic                             29,219   28,254   29,275   28,247
 Diluted                           30,079   29,443   30,256   29,448

Dividends declared per common
 share                             $0.025  $0.0175   $0.050   $0.035




           CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
         FINANCIAL AND OPERATING DATA - CONTINUING OPERATIONS
                            (in thousands)

                              Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                              ------------------- -------------------
                                  2005     2004      2005      2004
                              ---------- -------- --------- ---------

PAWN LENDING OPERATIONS:
 Pawn loans
  Annualized yield on pawn
   loans                         122.6 %  127.2 %   127.6 %   133.7 %
  Total amount of pawn loans
   written and renewed         $114,348  $87,349  $212,178  $163,913
  Average pawn loan balance
   outstanding                 $106,547  $80,203  $105,118   $78,546
  Average pawn loan balance
   per average location in
   operation                       $240     $203      $238      $198
  Ending pawn loan balance
   per location in operation       $261     $221      $261      $221
  Average pawn loan amount at
   end of period (not in
   thousands)                       $88      $84       $88       $84
  Profit margin on
   disposition of merchandise
   as a percentage of
   proceeds from disposition
   of merchandise                 40.4 %   39.4 %    39.7 %    39.2 %
  Average annualized
   merchandise turnover            2.6x     2.8x      2.8x      3.2x
  Average balance of
   merchandise held for
   disposition per average
   location in operation           $135     $113      $141      $116
  Ending balance of
   merchandise held for
   disposition per location
   in operation                    $139     $119      $139      $119
  Pawnshop locations in
   operation -
    Beginning of period,
     owned                          441      396       441       398
    Acquired                          2       --         2        --
    Start-ups                         2       --         3        --
    Combined or closed               --       --        (1)       (2)
                              ---------- -------- --------- ---------
    End of period, owned            445      396       445       396
    Franchise locations at
     end of period                   11        6        11         6
                              ---------- -------- --------- ---------
    Total pawnshop locations
     at end of period               456      402       456       402
                              ========== ======== ========= =========
   Average number of owned
    pawnshop locations in
    operation                       444      396       442       396
                              ========== ======== ========= =========

 Cash advances
  Total amount of cash
   advances written (a)         $68,191  $50,469  $124,931   $95,108
  Number of cash advances
   written (not in
   thousands)(a)                209,342  156,786   379,920   295,740
  Average amount per cash
   advances (not in
   thousands) (a)                  $326     $322      $329      $322
  Combined cash advances
   outstanding(a)               $20,279  $14,663   $20,279   $14,663
  Cash advances outstanding
   per location at end of
   period(a)                        $47      $38       $47       $38
  Cash advances outstanding
   before allowance for
   losses(b)                    $13,193   $9,859   $13,193    $9,859
  Locations offering cash
   advances at end of period        429      388       429       388
                              ========== ======== ========= =========
  Average number of locations
   offering cash advances           428      388       427       388
                              ========== ======== ========= =========

CASH ADVANCE OPERATIONS (c):
 Total amount of cash
  advances written(a)          $156,150  $93,801  $278,235  $171,551
 Number of cash advances
  written (not in
  thousands)(a)                 434,911  277,017   785,461   505,941
 Average amount per cash
  advance (not in
  thousands)(a)                    $359     $339      $354      $339
 Combined cash advances
  outstanding (a)               $42,520  $23,783   $42,520   $23,783
 Cash advances outstanding
  per location at end of
  period(a)                        $157     $131      $157      $131
 Cash advances outstanding
  before allowance for
  losses(b)                     $37,269  $22,769   $37,269   $22,769
 Cash advance locations in
  operation  -
  Beginning of period               264      164       253       154
  Acquired                            1       --         1        --
  Start-ups                           6       19        19        29
  Combined or closed                 --       (2)       (2)       (2)
                              ---------- -------- --------- ---------
  End of period                     271      181       271       181
                              ========== ======== ========= =========
  Average number of cash
   advance locations in
   operation                        267      171       262       165
                              ========== ======== ========= =========


                              Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                              ------------------- -------------------
                                  2005      2004      2005      2004
                              --------- --------- --------- ---------

CHECK CASHING OPERATIONS (Mr.
 Payroll Corp.)(d)
 Face amount of checks cashed $277,595  $261,680  $614,623  $583,867
 Gross fees collected           $3,756    $3,561    $8,770     8,360
 Fees as a percentage of
  checks cashed                   1.4 %     1.4 %     1.4 %     1.4 %
 Average check cashed (not in
  thousands)                      $367      $347      $393      $385
 Centers in operation at end
  of period                        136       138       136       138
                              ========= ========= ========= =========
 Average centers in operation
  for period                       135       138       135       137
                              ========= ========= ========= =========


(a) Includes cash advances made by the Company and cash advances made by third-party banks offered at the Company's locations

(b) Amounts recorded in the Company's consolidated financial statements.

(c) Includes only cash advance locations.

(d) Includes franchised and company-owned locations.




          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                CONSOLIDATED CASH ADVANCES OUTSTANDING
                          ($  in thousands)

                                                        June 30,
                                                  --------------------
                                                       2005      2004
                                                  ---------- ---------

Originated by the Company
 Active cash advances and fees receivable           $30,220   $19,422
 Cash advances and fees in collection                 6,840     4,860
                                                  ---------- ---------

    Total originated by the Company                  37,060    24,282
                                                  ---------- ---------

Originated by banks
 Active cash advances and fees receivable            19,531    10,934
 Cash advances and fees in collection                 6,208     3,230
                                                  ---------- ---------

   Total originated by banks                         25,739    14,164
                                                  ---------- ---------

Combined gross portfolio                             62,799    38,446
Less:  Elimination of cash advances owned by banks   11,466     5,373
Less:  Discount on cash advances assigned by banks      871       445
                                                  ---------- ---------

Company cash advances and fees receivable, gross     50,462    32,628
Less:  Allowance for losses                           7,720     4,656
                                                  ---------- ---------

Cash advances and fees receivable, net              $42,742   $27,972
                                                  ========== =========




                ALLOWANCE FOR LOSSES ON CASH ADVANCES
                           ($ in thousands)

                                Three Months Ended  Six Months Ended
                                       June 30,          June 30,
                                ------------------- -----------------
                                   2005       2004     2005     2004
                                ----------- ------- -------- --------

Company-owned cash advances

 Balance at beginning of period     $3,096  $2,648   $4,358   $3,393
  Cash advance loss provision       10,457   5,107   16,138    8,165
  Charge-offs                       (7,861) (4,880) (17,701) (10,759)
  Recoveries                         2,028   1,781    4,925    3,857
                                ----------- ------- -------- --------

 Balance at end of period           $7,720  $4,656   $7,720   $4,656
                                =========== ======= ======== ========

Accrual for bank-owned cash
 advances

 Balance at beginning of period       $295     $41     $342      $55
  Increase in loss provision           312     268      265      254
                                ----------- ------- -------- --------

 Balance at end of period             $607    $309     $607     $309
                                =========== ======= ======== ========

Combined statistics
 Combined cash advance loss
  provision                        $10,769  $5,375  $16,403   $8,419
                                =========== ======= ======== ========
 Combined cash advance loss
  provision as a % of combined
  cash advance written                4.8 %   3.7 %    4.1 %    3.2 %
                                =========== ======= ======== ========
 Charge-offs (net of recoveries)
  as a % of combined cash
  advances written                    2.6 %   2.1 %    3.2 %    2.6 %
                                =========== ======= ======== ========
 Combined allowance for losses
  and accrued bank losses as a %
  of combined gross portfolio        13.3 %  12.9 %   13.3 %   12.9 %
                                =========== ======= ======== ========




          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
        INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
              THREE MONTHS ENDED JUNE 30, 2005 AND 2004
                            (in thousands)

                            Pawn      Cash      Check
                            Lending   Advance   Cashing  Consolidated
                          --------- --------- ---------- ------------

Three Months Ended June
 30, 2005:
-----------------------

Revenue
 Finance and service
  charges                  $32,577       $--        $--      $32,577
 Proceeds from disposition
  of merchandise            65,333        --         --       65,333
 Cash advance fees          10,050    23,326         --       33,376
 Check cashing royalties
  and fees                      --     1,440        843        2,283
                          --------- --------- ---------- ------------

Total revenue              107,960    24,766        843      133,569

Cost of revenue - disposed
 merchandise                38,939        --         --       38,939
                          --------- --------- ---------- ------------

Net revenue                 69,021    24,766        843       94,630
                          --------- --------- ---------- ------------

Expenses
 Operations                 40,998    12,703        326       54,027
 Cash advance loss
  provision                  4,075     6,694         --       10,769
 Administration              8,016     2,349        239       10,604
 Depreciation and
  amortization               3,817     1,777         80        5,674
                          --------- --------- ---------- ------------

Total expenses              56,906    23,523        645       81,074
                          --------- --------- ---------- ------------

Income from continuing
 operations                $12,115    $1,243       $198      $13,556
                          ========= ========= ========== ============

As of June 30, 2005:
-----------------------

Total assets              $450,362  $111,683     $6,819     $568,864
                          ========= ========= ========== ============

Three Months Ended June
 30, 2004:
-----------------------

Revenue
 Finance and service
  charges                  $25,355       $--        $--      $25,355
 Proceeds from disposition
  of merchandise            51,695        --         --       51,695
 Cash advance fees           7,509    14,552         --       22,061
 Check cashing royalties
  and fees                      --     1,172        860        2,032
                          --------- --------- ---------- ------------

Total revenue               84,559    15,724        860      101,143

Cost of revenue - disposed
 merchandise                31,338        --         --       31,338
                          --------- --------- ---------- ------------

Net revenue                 53,221    15,724        860       69,805
                          --------- --------- ---------- ------------
Expenses
 Operations                 32,376     8,175        341       40,892
 Cash advance loss
  provision                  2,064     3,311         --        5,375
 Administration              7,270     2,026        287        9,583
 Depreciation and
  amortization               2,882     1,058        124        4,064
                          --------- --------- ---------- ------------

Total expenses              44,592    14,570        752       59,914
                          --------- --------- ---------- ------------

Income from continuing
 operations                 $8,629    $1,154       $108       $9,891
                          ========= ========= ========== ============

As of June 30, 2004:
--------------------------

Total assets              $300,369   $76,201     $7,501     $384,071
                          ========= ========= ========== ============




          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
        INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
                    SIX MONTHS ENDED JUNE 30, 2005
                            (in thousands)

                            Pawn      Cash      Check
                            Lending   Advance   Cashing  Consolidated
                          --------- --------- ---------- ------------

Six Months Ended June 30,
 2005:
-------------------------

Revenue
 Finance and service
  charges                  $66,496       $--        $--      $66,496
 Proceeds from disposition
  of merchandise           144,074        --         --      144,074
 Cash advance fees          19,030    42,656         --       61,686
 Check cashing royalties
  and fees                      --     4,328      1,974        6,302
                          --------- --------- ---------- ------------

Total revenue              229,600    46,984      1,974      278,558

Cost of revenue - disposed
 merchandise                86,894        --         --       86,894
                          --------- --------- ---------- ------------

Net revenue                142,706    46,984      1,974      191,664
                          --------- --------- ---------- ------------

Expenses
 Operations                 81,916    25,076        708      107,700
 Cash advance loss
  provision                  6,268    10,135         --       16,403
 Administration             16,378     4,661        474       21,513
 Depreciation and
  amortization               7,609     3,468        163       11,240
                          --------- --------- ---------- ------------

Total expenses             112,171    43,340      1,345      156,856
                          --------- --------- ---------- ------------

Income from continuing
 operations                $30,535    $3,644       $629      $34,808
                          ========= ========= ========== ============

Six Months Ended June 30,
 2004:
--------------------------

Revenue
 Finance and service
  charges                  $52,227       $--        $--      $52,227
 Proceeds from disposition
  of merchandise           118,743        --         --      118,743
 Cash advance fees          14,628    27,089         --       41,717
 Check cashing royalties
  and fees                      --     3,492      1,982        5,474
                          --------- --------- ---------- ------------

Total revenue              185,598    30,581      1,982      218,161

Cost of revenue - disposed
 merchandise                72,167        --         --       72,167
                          --------- --------- ---------- ------------

Net revenue                113,431    30,581      1,982      145,994
                          --------- --------- ---------- ------------

Expenses
 Operations                 66,312    15,427        721       82,460
 Cash advance loss
  provision                  3,420     4,999         --        8,419
 Administration             16,351     3,844        495       20,690
 Depreciation and
  amortization               5,749     2,001        238        7,988
                          --------- --------- ---------- ------------

Total expenses              91,832    26,271      1,454      119,557
                          --------- --------- ---------- ------------

Income from continuing
 operations                $21,599    $4,310       $528      $26,437
                          ========= ========= ========== ============




    CONTACT: Cash America International, Inc., Fort Worth
             Thomas A. Bessant, Jr., 817-335-1100